Exhibit 99.3 3Q'19 Financial Results October 18, 2019

Disclaimers Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8- K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; a material indemnification obligation to GE under the Tax Sharing and Separation Agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed on February 15, 2019. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. 2

3Q’19 Highlights Financial Highlights Business Highlights • $1.056 billion Net earnings, $1.60 diluted EPS • Expanded and extended key partnership ‒ Reduction in the reserve related to the Walmart consumer portfolio sale completed in October was $326 million, or $248 million after-tax; EPS benefit of $0.38 • Strong growth metrics • (a) Renewed and extended key relationships ‒ Loan receivables down 5%; up 6% on a core basis ‒ Net interest income up 4% ‒ Purchase volume up 5% ‒ Average active accounts up 2% • Net charge-offs 5.35% compared to 4.97% in the prior year • Provision for loan losses down 30% primarily driven by the reduction in reserves related to the Walmart portfolio • Efficiency ratio 30.8% compared to 31.0% in the prior year • Deposits up $3.7 billion compared to prior year • Strong capital and liquidity • Expanded our CareCredit network and partnerships ‒ 14.5% CET1 & $15.2 billion liquid assets ‒ Returned $695 million in capital through $550 million of share repurchases and $145 million in dividends (a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix 3

Platform Results[a]

Retail Card[b]

Loan receivables, $ in billions


(11)%
$59.1
$52.7
Core[c]
$49.9
$52.6
+5%

	3Q'18	3Q'19	V%
Purchase volume	$27.8	$29.3	+5%
Accounts	57.4	58.1	+1%
Interest and fees on loans	$3,383	$3,570	+6%

- Decline due to Walmart portfolio; solid Core receivable growth driven by digital partners
- Interest and Fees on Loans up 6% driven by receivable growth

Payment Solutions[b]

Loan receivables, $ in billions


+7%
$19.1
$20.5

	3Q'18	3Q'19	V%
Purchase volume	$6.0	$6.3	+5%
Accounts	12.1	12.4	+3%
Interest and fees on loans	$683	$721	+6%

- Strong growth led by home furnishings and power
- Interest and Fees on Loans up 6% driven by receivable growth

CareCredit

Loan receivables, $ in billions


+8%
$9.3
$10.0

	3Q'18	3Q'19	V%
Purchase volume	$2.6	$2.8	+10%
Accounts	6.0	6.2	+4%
Interest and fees on loans	$551	$599	+9%

- Strong growth led by dental and veterinary
- Interest and Fees on Loans up 9% driven by receivable growth

(a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and Interest and fees on loans $ in millions
(b) Beginning in 1Q 2019, our Oil and Gas retail partners are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation
(c) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix

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Growing the Direct to Consumer Channel Objective Become a leading digital bank with competitive products and capabilities that drive deeper customer relationships and address SYF’s funding needs, while launching innovative lending products Deposits Lending • Continuing to support • Successful conversion of Synchrony’s funding Toys R Us accounts to needs through traditional Synchrony Mastercard® products • Leveraging customer • Focus on reducing rate insights and data to test sensitivity and GPCC value proposition & CURRENT acquisition costs features with consumers • Investing in additional • Disciplined approach to capabilities for future future product offerings, growth value propositions and • Enhanced features and features customer service • Targeted customer FUTURE • Differentiated rewards segments with focus on and loyalty programs attractive returns 5

Synchrony Deposit Products Deposit Balances Acquisition Costs $ in billions +20% ~(20)% CAGR vs. 5% for Reduction in industry(a) Acquisition Cost $64 $66 $56 $52 $43 $35 $26 2016 2019  Investments in digital '13 '14 '15 '16 '17 '18 3Q'19 marketing reducing our acquisition costs Rate Rank (b) #1 #19  New Native App with personalized content Strong deposit growth while reducing our reliance on rate  Strong foundation for future products and features (a) Compound Annual Growth Rate “CAGR” 2013-2018. Industry based on savings balance CAGR 2013–2Q’18 per Novantas Review Fall 2018 6 (b) Rankings based on Savings product in June ‘16 & October ‘19 per Bank Rate (excludes MMA)

Synchrony Mastercard® Sales / Active Account ~40%(a) Increase in Sales / Active Account pre-period post-period Highlights Balance / Active Account  Attractive 2% Cash Back value proposition plus spend incentives at launch  Strong activation and repeat usage … ~50% good balance growth since Increase in Balance / conversion Active Account  Testing optimal combination of promotional offers, go to APRs, and May 2018 May 2019 credit line assignment (at conversion) (a) Toys R Us portfolio converted to the Synchrony branded Mastercard in May 2018 . The pre-period is June ‘17 to May ’18 and post-period is June ‘18 to May ’19. 7

Financial Results Summary earnings statement 3Q'19 Highlights B/(W) $ in millions, except per share statistics • $1.056 billion Net earnings, $1.60 diluted EPS 3Q'19 3Q'18 $ % Total interest income $4,981 $4,694 $287 6% • Net interest income up 4% driven by growth in Loan receivables Total interest expense 592 488 (104) (21)% − Interest and fees on loans up 6% driven by Net interest income (NII) 4,389 4,206 183 4% average loan receivables growth Retailer share arrangements (RSA) (1,016) (871) (145) (17)% − Interest expense increase driven primarily by increased benchmark rates and growth Provision for loan losses 1,019 1,451 432 30% • Retailer share arrangements up 17% Other income 85 63 22 35% − Increase driven by improved performance and Other expense 1,064 1,054 (10) (1)% growth Pre-Tax earnings 1,375 893 482 54% • Provision for loan losses down 30% primarily driven by the reduction in reserves related to the Provision for income taxes 319 222 (97) (44)% Walmart portfolio Net earnings $1,056 $671 $385 57% − Net charge-offs of 5.35% compared to 4.97% in the prior year Diluted earnings per share $1.60 $0.91 $0.69 • Other expense is up 1% driven by growth 8

Growth Metrics Purchase volume +5% Loan receivables (5)% $ in billions $ in billions $38.4 $36.4 $87.5 $83.2 Core(a) $78.3 $83.1 +6% 3Q'18 3Q'19 3Q'18 3Q'19 Average active accounts +2% Interest and fees on loans +6% in millions $ in millions $4,890 75.5 76.7 $4,617 3Q'18 3Q'19 3Q'18 3Q'19 (a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. 9 See non-GAAP reconciliation in the appendix

Net Interest Income Net interest income $ in millions, % of average interest-earning assets 3Q'19 Highlights +4% • Net interest income increased 4% compared to prior year driven by growth in Loan receivables $4,389 $4,206 − Interest and fees on loans increased 6% compared to prior year driven by average loan receivables growth • Net interest margin down 12bps. − Loan receivables mix as a percent of total Earning Assets decreased slightly from 85.3% to 84.7% 16.41% 16.29% − Loan receivables yield 21.42%, up 31bps. versus prior year which included purchase accounting impact from PayPal Credit program − Total interest-bearing liabilities cost increased 35bps. to 2.71%, due primarily to increased benchmark rates 3Q'18 3Q'19 10

Asset Quality Metrics

30+ days past due

$ in millions, % of period-end loan receivables



$3,694
$3,831
$3,521
$3,293
$4,021
$4,430
$3,957
$3,625
$3,723
4.80%
4.67%
4.52%
4.17%
4.59%
4.76%
4.92%
4.43%
4.47%
(a)
3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19

Net charge-offs

$ in millions, % of average loan receivables including held for sale



$950
$1,141
$1,198
$1,159
$1,087
$1,248
$1,344
$1,331
$1,221
4.95%
5.78%
6.14%
5.97%
4.97%
5.54%
6.06%
6.01%
5.35%
(b)
3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19

90+ days past due

$ in millions, % of period-end loan receivables



$1,707
$1,869
$1,776
$1,561
$1,833
$2,135
$2,019
$1,768
$1,723
2.22%
2.28%
2.28%
1.98%
2.09%
2.29%
2.51%
2.16%
2.07%
(c)
3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19

Allowance for loan losses

$ in millions, % of period-end loan receivables



$5,361
$5,574
$5,738
$5,859
$6,223
$6,427
$5,942
$5,809
$5,607
6.97%
6.80%
7.37%
7.43%
7.11%
6.90%
7.39%
7.10%
6.74%
3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19

(a) Excluding the PayPal Credit program and Walmart Portfolio, 3Q'19 30+ rate was flat versus 3Q'18
(b) Excluding the PayPal Credit program and Walmart Portfolio, 3Q'19 net charge-off rate was down ~20bps. versus 3Q'18
(c) Excluding the PayPal Credit program and Walmart Portfolio, 3Q'19 90+ rate was down ~5bps versus 3Q'18

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Other Expense Other expense $ in millions +1% 3Q'19 Highlights $1,054 $1,064 • Other expense is up 1% driven by growth • Efficiency ratio 30.8% vs. 31.0% prior year 3Q'18 3Q'19 V$ V% Employee costs $365 $359 $(6) (2)% Professional fees 232 205 (27) (12)% Marketing/BD 131 139 8 6% Information processing 105 127 22 21% Other 221 234 13 6% Other expense $1,054 $1,064 $10 1% (a) Efficiency 31.0% 30.8% (0.2) pts. (a) “Other expense” divided by sum of “NII” plus “Other income” less “Retailer share arrangements (RSA)” 12

Funding, Capital and Liquidity Funding sources Capital ratios $ in billions Common equity Tier 1% - Basel III fully phased-in V$ $86.1 $86.3 $9.6 $9.4 $(0.2) 14.2% 14.5% Unsecured $14.2 $10.9 $(3.3) Securitization 3Q'18 3Q'19 Deposits $62.3 $66.0 +$3.7 Liquidity(a) $ in billions $23.3 $21.7 3Q'18 3Q'19 Variance Deposits 72% 76% +4 pts. Securitization 17% 13% (4) pts. 3Q'18 3Q'19 Unsecured 11% 11% - pts. Liquid assets $18.2 $15.2 Undrawn credit facilities 5.1 6.5 Total liquidity $23.3 $21.7 % of Total assets 22.3% 20.5% (a) Does not include unencumbered assets in the Bank that could be pledged 13

3Q'19 Wrap Up

- Net earnings of $1.056 billion … $1.60 diluted earnings per share
  - Reduction in the reserve related to the Walmart consumer portfolio sale was $326 million, or $248 million after-tax; EPS benefit of $0.38
- Broad based growth … Purchase volume +5%, Core Loan receivables +6%,[a] Net interest income +4%
- Extended key partnership with PayPal and expanded the overall PayPal relationship with Venmo
- Renewed and extended key partnerships with Dick's Sporting Goods, Polaris, La-Z-Boy, and Conn's
- Expanded CareCredit network and partnerships with St. Luke's University Health Network and Loyale
- Fast-growing deposit platform … deposits at $66.0 billion comprising 76% of funding
- Returned $695 million in capital through $550 million of share repurchases and $145 million in dividends
- Strong balance sheet, 14.5% CET1 and $15.2 billion of liquid assets

(a) Loan receivables shown above on a Core basis is a non-GAAP measure and excludes from both the prior year and the current year amounts related to the Walmart portfolio. See non-GAAP reconciliation in the appendix

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Appendix 16

Non-GAAP Reconciliation The following table sets forth the components of our Loan receivables for the periods indicated below. $ in billions At September 30, Total Retail Card 2018 2019 2018 2019 Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $87.5 $83.2 $59.1 $52.7 Less: Walmart Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (9.2) (0.1) (9.2) (0.1) Core Loan receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $78.3 $83.1 $49.9 $52.6 17